Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of IRIS International, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2004 as filed with the Securities and Exchange Commission on the date thereof (the “Report”), I, Cesar M. Garcia, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2004

/s/ Cesar M. Garcia
Cesar M. Garcia
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to IRIS International, Inc. and will be retained by IRIS International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.